UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 11, 2012

HSBC USA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue

New York, New York, 10018

(Address of Principal Executive Offices, Including Zip Code)

(212) 525-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2012, HSBC Holdings plc (the indirect ultimate parent of HSBC USA Inc.) announced that HSBC USA Inc.’s wholly owned subsidiary, HSBC Bank USA, N.A., had entered into (i) a deferred prosecution agreement among HSBC Bank USA, HSBC Holdings plc, the United States Department of Justice, the United States Attorney’s Office for the Eastern District of New York, and the United States Attorney’s Office for the Northern District of West Virginia, (ii) an agreement and consent orders with the Office of the Comptroller of the Currency, and (iii) a consent order with the United States Department of the Treasury’s Financial Crimes Enforcement Network.

Reference is made to these agreements, which have been filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and are incorporated herein by reference.

Item 8.01 Other Events.

On December 11, 2012, HSBC Holdings plc issued a press release announcing that it and certain of its subsidiaries had reached agreement with United States authorities in relation to investigations regarding inadequate compliance with anti-money laundering and sanctions laws. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Deferred Prosecution Agreement dated December 11, 2012, between HSBC Holdings plc, HSBC Bank USA, N.A., HSBC North America Holdings, Inc., the United States Department of Justice, the United States Attorney’s Office for the Eastern District of New York and the United States Attorney’s Office for the Northern District of West Virginia

10.2	Consent Order dated December 11, 2012, of the Comptroller of the Currency of the United States in the Matter of HSBC Bank USA, N.A.

10.3	Consent Order for the Assessment of a Civil Money Penalty dated December 11, 2012, of the Comptroller of the Currency of the United States in the Matter of HSBC Bank USA, N.A.

10.4	Agreement by and between HSBC Bank USA, N.A. McLean, Virginia and the Office of the Comptroller of the Currency dated December 11, 2012

10.5	Consent to the Assessment of a Civil Money Penalty dated December 11, 2012, of the United States Department of Treasury Financial Crimes Enforcement Network in the Matter of HSBC Bank USA, N.A.

99.1	Press Release, dated December 11, 2012, issued by HSBC Holdings plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc.

	By:	/s/ Mick Forde
	Name:	Mick Forde
	Title:	Senior Vice President, Deputy General Counsel – Corporate and Assistant Secretary
Date: December 12, 2012

Exhibit Index

Exhibit No.	Description

10.1	Deferred Prosecution Agreement dated December 11, 2012, between HSBC Holdings plc, HSBC Bank USA, N.A., HSBC North America Holdings, Inc., the United States Department of Justice, the United States Attorney’s Office for the Eastern District of New York and the United States Attorney’s Office for the Northern District of West Virginia

10.2	Consent Order dated December 11, 2012, of the Comptroller of the Currency of the United States in the Matter of HSBC Bank USA, N.A.

10.3	Consent Order for the Assessment of a Civil Money Penalty dated December 11, 2012, of the Comptroller of the Currency of the United States in the Matter of HSBC Bank USA, N.A.

10.4	Agreement by and between HSBC Bank USA, N.A. McLean, Virginia and the Office of the Comptroller of the Currency dated December 11, 2012

10.5	Consent to the Assessment of a Civil Money Penalty dated December 11, 2012, of the United States Department of Treasury Financial Crimes Enforcement Network in the Matter of HSBC Bank USA, N.A.

99.1	Press Release, dated December 11, 2012, issued by HSBC Holdings plc